UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2007

ZiLOG, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

532 Race Street

San Jose, California 95126

(Address of principal executive offices, including zip code)

(408) 558-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 25, 2007, ZiLOG, Inc. (the “Registrant”) issued the press release attached hereto as Exhibit 99.1 updating its financial guidance for its first quarter of fiscal year 2008 ending June 30, 2007.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

99.1	ZiLOG, Inc. press release dated June 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2007

ZiLOG, INC.

By:	/s/ Perry Grace
Perry Grace
Chief Financial Officer

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